Dreyfus High Yield
      Strategies Fund



      ANNUAL REPORT March 31, 2002




                      DREYFUS HIGH YIELD STRATEGIES FUND
                            PROTECTING YOUR PRIVACY
                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Cash Flows

                            20   Statement of Changes in Net Assets

                            21   Financial Highlights

                            22   Notes to Financial Statements

                            29   Independent Auditors' Report

                            30   Important Tax Information

                            31   Dividend Reinvestment Plan

                            36   Board Members Information

                            38   Officers of the Fund

                            41   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield
                                                                Strategies Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2001 through March 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, Argentina's default on its sovereign debt and the first calendar quarter of U.S. economic contraction in about 10 years. Bonds generally benefited from some of these events, and were hurt by others. Some investors who attempted to profit from the markets' short-term gyrations found that the markets moved faster than they could.

Indeed, the bond market' s direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2002, the fund achieved a total return of -8.74% and produced income dividends of $0.9024 per share.(1) In comparison, the Merrill Lynch High Yield Master II Index (the "Index" ), the fund's benchmark, achieved a total return of 0.48% for the same period.(2)

The fund underperformed its benchmark index due to poor relative returns during the first half of the reporting period, during which adverse market conditions and reduced market demand for some of the fund's lower rated holdings hurt the prices of such portfolio holdings and the fund's returns. We are pleased, however, that the fund offset a portion of those losses during the reporting period's second half, when our efforts to restructure the fund's portfolio produced better results.

What is the fund's investment approach?

The fund primarily seeks high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

The fund's investment process involves a "top-down" approach to security selection. We look at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength and the company's management. We also employ leverage -- buying additional bonds with borrowed money in an effort to increase the fund's return.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the first half of the reporting period, the fund's performance was hurt by the effects of slowing economic growth and an ongoing lack of constructive trading activity in the high yield bond market. The high yield bond market's existing problems were intensified by the September 11 attacks, which caused lenders to curtail their activities and extended an inhospitable environment for capital-raising activities. Faced with a lack of financing, some high yield issuers had little choice but to declare bankruptcy. These conditions caused bond prices to trend downward, impacting many of the fund's holdings.

During the second half of the reporting period, however, high yield bond prices began to improve slowly as investors increasingly looked forward to an economic recovery. By March 2002, the Federal Reserve Board suggested that a recovery was finally underway and that the risks of further economic deterioration had eased. In this more upbeat environment, investors began to realize that high yield bonds issued by fundamentally sound companies were available at attractively low prices. As investor interest improved, so did prices of many high yield bonds.

Throughout the reporting period, we attempted to upgrade the fund's overall credit quality, which improved from single B- to single B. In doing so, we focused primarily on the debt of companies with at least a three-year operating history and positive cash flows. We also improved the fund' s level of diversification by establishing new positions in other areas of the fixed-income markets, such as investment-grade corporate bonds and mortgage-backed securities.

As should be expected, our success in upgrading the fund's overall credit quality came at a price: lower levels of current income. Accordingly, we reduced the fund's income dividend to $0.062 per share as of March 26, 2002.


What is the fund's current strategy?

We have recently emphasized high yield bonds issued by companies that produce or process natural resources, including oil companies, mining companies, steel manufacturers, lumber companies and paper makers. In our view, natural resource producers will enjoy substantially improved pricing power as the economy gains strength. In addition, we have increased the fund's exposure to broadcast media companies, which should benefit from higher advertising revenues.

Although we are pleased that the fund's performance has recently taken a turn for the better, we believe that there is still plenty of room for improvement. In the meantime, we would like to thank you for your patience and participation as we continue to restructure the fund's investment portfolio.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

SELECTED INFORMATION

March 31, 2002 (Unaudited)



Market Price per share March 31, 2002             $5.41

Shares Outstanding March 31, 2002            67,383,736

New York Stock Exchange Ticker Symbol               DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

                                                            Fiscal Year Ended March 31, 2002
----------------------------------------------------------------------------------------------------------------------------------
                             QUARTER ENDED               QUARTER ENDED           QUARTER ENDED            QUARTER ENDED
                               JUNE 30,                  SEPTEMBER 30,           DECEMBER 31,               MARCH 31,
                                 2001                        2001                    2001                     2002
-----------------------------------------------------------------------------------------------------------------------------------

   High                         $6.86                        $6.63                 $5.78                    $6.22

   Low                           6.07                         4.50                  4.94                     5.41

   Close                         6.38                         5.21                  5.33                     5.41

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   April 29, 1998 (commencement of operations) through March 31, 2002                                       (37.20)%

   April 1, 2001 through March 31, 2002                                                                      (1.84)

   July 1, 2001 through March 31, 2002                                                                       (3.99)

 October 1, 2001 through March 31, 2002                                                                       13.00

 January 1, 2002 through March 31, 2002                                                                        4.27

NET ASSET VALUE PER SHARE

  April 29, 1998 (commencement of operations)    $15.00

  March 31, 2001                                   6.35

  June 30, 2001                                    5.87

  September 30, 2001                               4.81

  December 31, 2001                                5.01

  March 31, 2002                                   4.93

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

  April 29, 1998 (commencement of operations) through March 31, 2002   (42.69)%

  April 1, 2001 through March 31, 2002                                  (8.74)

  July 1, 2001 through March 31, 2002                                   (4.78)

  October 1, 2001 through March 31, 2002                                11.69

  January 1, 2002 through March 31, 2002                                 1.22

* WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

March 31, 2002

                                                                                               Principal
BONDS AND NOTES--137.6%                                                                        Amount(a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--5.5%

Air 2 US,

  Enhanced Equipment Notes,

   Ser. D, 12.226%, 2020                                                                     10,000,000  (b)           5,498,450

Aircraft Finance Trust,

  Asset-Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                             7,000,000  (b)           1,750,000

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       4,800,000                4,464,000

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                8,953,000                6,490,925

Stellex Industries,

   Sr. Sub. Notes, Ser. B, 9.5%, 2007                                                        13,000,000  (c)             130,000

                                                                                                                      18,333,375

AUTOMOTIVE--8.1%

AM General,

   Sr. Notes, Ser. B, 12.875%, 2002                                                           4,131,000                4,069,035

Accuride,

   Sr. Sub. Notes, Ser. B, 9.25%, 2008                                                        1,800,000                1,368,000

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                        9,000,000                8,415,000

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  14,195,000  (c,l)         2,200,225

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                          2,700,000                1,903,500

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                    9,000,000  (b)           9,135,000

                                                                                                                      27,090,760

BROADCASTING/ADVERTISING--5.8%

Acme Intermediate Holdings/Finance,

   Sr. Secured Discount Notes, Ser. B, 0/12%, 2005                                            5,800,000  (d)           5,017,000

Acme Television/Finance,

   Sr. Notes, Ser. B, 10.875%, 2004                                                           3,400,000                3,468,000

CD Radio,

   Sr. Secured Notes, 14.5%, 2009                                                             3,000,000                1,635,000

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                               1,820,000                1,565,200

Radio Unica,

   Sr. Discount Notes, 0/11.75%, 2006                                                        10,850,000  (d)           4,651,938

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BROADCASTING/ADVERTISING (CONTINUED)

XM Satellite Radio,

   Sr. Secured Notes, 14%, 2010                                                               4,000,000                2,860,000

                                                                                                                      19,197,138

BUILDING MATERIALS--3.1%

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                      2,707,000                2,801,745

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                        7,583,000                7,611,436

                                                                                                                      10,413,181

CABLE TELEVISION--17.6%

Adelphia Communications,

   Sr. Notes, 10.875%, 2010                                                                  12,525,000               11,710,875

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                          2,275,000  (d)           1,575,438

   Sr. Discount Notes, 0/11.75%, 2011                                                         5,798,000  (b,d)         3,391,830

   Sr. Discount Notes, 0/13.5%, 2011                                                          2,170,000  (d)           1,367,100

   Sr. Notes, 10%, 2011                                                                       2,200,000  (b)           2,112,000

   Sr. Notes, 10%, 2011                                                                       1,256,000                1,205,760

   Sr. Notes, 10.75%, 2009                                                                   11,575,000               11,575,000

NTL,

   Deb., 11.2%, 2007                                                                          6,140,000                5,034,800

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                        7,000,000                5,425,000

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                              10,750,000               11,395,000

Telewest Communications:

   Deb., 11%, 2007                                                                            3,000,000                1,530,000

   Sr. Discount Notes, 0/9.25%, 2009                                                          2,415,000  (d)             875,438

   Sr. Discount Notes, 0/11.375%, 2010                                                        2,000,000  (d)             650,000

UIH Australia/Pacific:

   Sr. Discount Notes, Ser. B, 14%, 2006                                                     12,745,000  (c)             637,250

   Sr. Discount Notes, Ser. D, 14%, 2006                                                      2,655,000  (c)             132,750

                                                                                                                      58,618,241

CHEMICALS--5.5%

Aqua Chemical,

   Sr. Sub. Notes, 11.25%, 2008                                                               3,000,000                2,550,000

Huntsman ICI Chemicals:

   Sr. Sub. Notes, 9.5%, 2007                                                                 3,630,000  (b,c)         1,107,150

   Sr. Sub. Notes, 10.125%, 2009                                                              3,500,000                3,237,500


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Lyondell Chemical:

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                       1,000,000                1,027,500

   Secured Notes, 9.5%, 2008                                                                  3,545,000  (b)           3,615,900

   Sr. Sub. Notes, 10.875%, 2009                                                              1,800,000                1,768,500

United Industries,

   Sr. Sub. Notes, Ser. B, 9.875%, 2009                                                       5,200,000                5,174,000

                                                                                                                      18,480,550

CONSUMER--4.6%

Concord Camera,

   Sr. Notes, Ser. B, 11%, 2005                                                              15,000,000               15,356,250

ENERGY--1.6%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                       2,610,000                2,296,800

Northern Offshore ASA,

   Sr. Notes, 10%, 2005                                                                       5,000,000                3,175,000

                                                                                                                       5,471,800

FINANCIAL--.9%

Finova Group,

   Notes, 7.5%, 2009                                                                          1,365,000                  481,163

IOS Capital,

   Notes, 9.75%, 2004                                                                         1,414,000                1,414,402

Telewest Finance:

   Conv. Notes, 6%, 2005                                                                        500,000  (b)             232,500

   Conv. Notes, 6%, 2005                                                                      1,585,000                  737,025

                                                                                                                       2,865,090

FOOD AND BEVERAGES--3.9%

Pueblo Xtra International:

   Sr. Notes, Ser. B, 9.5%, 2003                                                              1,000,000                  400,000

   Sr. Notes, Ser. C, 9.5%, 2003                                                              4,045,000                1,618,000

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                               13,000,000               10,855,000

                                                                                                                      12,873,000

FOREIGN/GOVERNMENTAL--4.7%

Federative Republic of Brazil:

   Notes, 11.5%, 2008                                                                         8,711,000                8,732,778

   Sr. Notes, 9.5%, 2011                                                         EUR          1,560,000                1,184,568

Republic of Columbia,

   Medium-Term Notes, Ser. 15A, 11.375%, 2008                                    EUR          2,360,000                2,065,028

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Republic of Venezuela:

   Bonds, 9.25%, 2027                                                                         1,940,000                1,334,720

   Bonds, 11%, 2008                                                              EUR            780,000                  596,323

   Deb., Ser. DL, 2.875%, 2007                                                                2,142,825  (e)           1,759,795

                                                                                                                      15,673,212

HOTELS--1.4%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                4,750,000  (b)           4,536,250

INDUSTRIAL--6.9%

Alliance Laundry Systems,

   Sr. Sub. Notes, 9.625%, 2008                                                               4,000,000                3,220,000

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                               6,026,000                5,393,270

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                     7,167,000                6,862,403

True Temper Sports,

   Sr. Sub. Notes, Ser. B, 10.875%, 2008                                                      7,000,000                7,455,000

                                                                                                                      22,930,673

INSURANCE--.6%

Conseco,

   Notes, 8.75%, 2004                                                                         3,600,000                1,908,000

LEASING--1.9%

Resource America,

   Sr. Notes, 12%, 2004                                                                       5,394,000                5,124,300

United Rentals,

   Gtd. Sr. Notes, Ser. B, 10.75%, 2008                                                       1,000,000                1,095,000

                                                                                                                       6,219,300

MACHINERY--2.7%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          4,271,000                3,865,255

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                          5,687,000                5,146,735

                                                                                                                       9,011,990

MANUFACTURING--2.5%

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                       8,000,000                8,380,000

METAL AND MINING--4.3%

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                   4,000,000                2,590,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

METAL AND MINING (CONTINUED)

ISG Resources,

   Sr. Sub. Notes, 10%, 2008                                                                  8,500,000                7,947,500

Wolverine Tube,

   Gtd. Sr. Notes, 10.5%, 2009                                                                3,600,000  (b)           3,627,000

                                                                                                                      14,164,500

PAPER AND PACKAGING--4.9%

Appleton Papers,

   Sr. Sub. Notes, 12.5%, 2008                                                                3,450,000  (b)           3,398,250

Buckeye Technologies,

   Sr. Sub. Notes, 8.5%, 2005                                                                 1,000,000                  905,000

Corporation Durango S.A. de C.V.,

   Sr. Notes, 13.125%, 2006                                                                   4,500,000                4,466,250

Riverwood International,

   Sr. Notes, 10.625%, 2007                                                                   1,120,000  (b)           1,192,800

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    9,750,000                6,483,750

                                                                                                                      16,446,050

PUBLISHING--.9%

Day International Group,

   Sr. Sub. Notes, Ser. B, 11.125%, 2005                                                      1,000,000                1,002,500

Von Hoffmann,

   Sr. Notes, 10.25%, 2009                                                                    1,800,000  (b)           1,838,250

                                                                                                                       2,840,750

REAL ESTATE--1.6%

LNR Property,

   Sr. Sub. Notes, Ser. B, 9.375%, 2008                                                       5,181,000                5,252,239

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.2%

Countrywide Home Loans:

   Ser. 2001-9, Cl. B4, 6.75%, 2031                                                             496,121  (b)             287,161

   Ser. 2001-9, Cl. B5, 6.75%, 2031                                                             748,567  (b)             238,293

Residential Funding Mortgage Securities I, REMIC:

   Ser. 2001-S19, Cl. B1, 6.5%, 2016                                                            149,648  (b)             125,795

   Ser. 2001-S19, Cl. B2, 6.5%, 2016                                                             74,873  (b)              54,838

   Ser. 2001-S19, Cl. B3, 6.5%, 2016                                                            149,678  (b)              44,529

                                                                                                                         750,616

RETAIL--1.3%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                         17,631,000  (c)           4,363,673

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SHIPPING--3.2%

Cenargo International,

   First Pfd. Ship Mortgage, 9.75%, 2008                                                     10,000,000                8,025,000

Grupo TMM S.A. de C.V.,

   Sr. Notes, 10.25%, 2006                                                                    3,000,000                2,512,500

                                                                                                                      10,537,500

STRUCTURED INDEX--1.4%

Passive High Yield Return Securities Trusts 2001,

   Ctfs., 9.24%, 2011                                                                         4,910,000  (b,f)         4,524,565

TELECOMMUNICATION--8.6%

Avaya,

   Sr. Secured Notes, 11.125%, 2009                                                           1,200,000                1,182,000

Crown Castle International:

   Sr. Notes, 9.375%, 2011                                                                    3,188,000                2,701,830

   Sr. Notes, 10.75%, 2011                                                                    2,000,000                1,810,000

Filtronic,

   Sr. Notes, 10%, 2005                                                                       3,250,000                3,302,813

Global Crossing Holdings,

   Sr. Notes, 8.7%, 2007                                                                      3,621,000  (c)             135,788

MGC Communications,

   Sr. Secured Notes, Ser. B, 13%, 2004                                                      11,000,000                3,575,000

MJD Communications,

   Floating Rate Notes, Ser. B, 6.359%, 2008                                                  5,000,000  (e)           3,625,000

Marconi,

   Bonds, 8.375%, 2030                                                                        6,586,000                1,844,080

McLeodUSA,

   Sr. Notes, 10.5%, 2007                                                                    14,686,000  (c)           3,524,640

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                      10,100,000  (g)             757,500

   Sr. Notes, Ser. B, 10%, 2008                                                              15,550,000  (b,g)         1,166,250

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    2,960,000  (c)             429,200

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,000,000  (d)             885,000

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                      2,421,000                2,735,730

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                   5,800,000  (c)             899,000

                                                                                                                      28,573,831


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES--4.2%

J.B. Poindexter & Co.,

   Gtd. Sr. Notes, 12.5%, 2004                                                                5,000,000                4,025,000

Levi Straus & Co.,

   Sr. Notes, 11.625%, 2008                                                                   7,676,000                8,040,610

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    9,800,000  (c)           2,009,000

                                                                                                                      14,074,610

TOBACCO--1.7%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                               6,148,000                5,709,955

TRANSPORTATION--2.6%

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                       900,000                  915,750

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    8,000,000                7,580,000

                                                                                                                       8,495,750

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--.5%

Federal Home Loan Mortgage Corp.,

  Ser. 2407, Cl. BI, 6.5%, 2/15/2022

   (Interest Only Obligation)                                                                12,211,076  (h)           1,827,845

UTILITIES--7.4%

AES:

   Sr. Notes, 8.875%, 2011                                                                    1,475,000                1,128,375

   Sr. Sub. Notes, 9.375%, 2010                                                               3,000,000                2,355,000

Calpine:

   Sr. Notes, 7.75%, 2009                                                                     7,290,000                5,694,751

   Sr. Notes, 8.5%, 2011                                                                      3,580,000                2,859,955

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 2,280,000                1,820,705

Mirant Americas Generation,

   Sr. Notes, 9.125%, 2031                                                                    5,510,000                4,696,134

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             5,460,000                5,965,050

                                                                                                                      24,519,970

WIRELESS COMMUNICATIONS--17.5%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                        4,490,000  (d)           2,222,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

Alamosa Holdings (continued):

   Sr. Notes, 13.625%, 2011                                                                   2,950,000  (b)           2,522,250

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    4,695,000                3,497,775

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                    3,000,000  (b)           2,340,000

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                       6,207,000                4,686,285

Microcell Telecommunications,

   Sr. Notes, Ser. B, 14%, 2006                                                               4,000,000                2,800,000

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                              11,330,000                5,721,650

   Sr. Notes, 9.375%, 2009                                                                   10,661,000                7,116,218

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                     4,500,000  (b)           3,037,500

SBA Communications:

   Sr. Discount Notes, 0/12%, 2008                                                            5,500,000  (d)           3,327,500

   Sr. Notes, 10.25%, 2009                                                                    2,500,000                1,731,250

Satelites Mexicanos,

   Sr. Notes, Ser. B, 10.125%, 2004                                                           4,000,000                2,250,000

Spectrasite Holdings:

   Conv. Notes, 6.75%, 2010                                                                     900,000                  325,125

   Sr. Discount Notes, 0/11.25%, 2009                                                         4,890,000  (d)           1,369,200

   Sr. Discount Notes, Ser. B, 0/12.875%, 2010                                                7,365,000  (d)           1,914,900

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                              6,796,000                7,662,490

Telesystem International Wireless,

   Sr. Notes, 14%, 2003                                                                       3,113,000  (b)           2,723,875

U.S. Unwired,

   Sr. Sub. Discount Notes,
   Ser. B, 0/13.375%, 2009                                                                    4,445,000  (d)           2,955,925

                                                                                                                      58,204,493

TOTAL BONDS AND NOTES

   (cost $575,205,981)                                                                                               457,645,157
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--.6%
-----------------------------------------------------------------------------------------------------------------------------------

BANKING:

Fuji JGB,

  Non-Cumulative Preferred Securities,

   Ser. A, 9.87%, 6/30/2008                                                                   1,920,000  (b,i,j)       1,570,109


                                                                                               Principal
OTHER SECURITIES (CONTINUED)                                                                   Amount(a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED):

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

   Ser. A, 8.79%, 6/30/2008                                                                     500,000  (b,i,j)         385,433

TOTAL OTHER SECURITIES

   (cost $2,155,691)                                                                                                   1,955,542
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--6.7%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING AND MEDIA--4.4%

Paxson Communications:

   Cum., $1,325                                                                                     874  (m)           8,084,500

   Cum. Conv., $975                                                                                 715  (b,m)         6,435,000

                                                                                                                      14,519,500

CONSTRUCTION--1.2%

FWT, Ser. A,

   Cum., $.10                                                                                 2,786,655  (m)           1,184,328

Kaiser Group Holdings,

   Cum., $3.85                                                                                  108,168                3,001,662

                                                                                                                       4,185,990

OIL AND GAS--1.0%

EXCO Resources,

   Cum. Conv., $1.05                                                                            184,924                3,180,693

WIRELESS COMMUNICATIONS--.1%

Nextel Communications, Ser. E,

   Cum., $111.25                                                                                  1,027  (m)             362,018

TOTAL PREFERRED STOCKS

   (cost $23,577,164)                                                                                                 22,248,201
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%
-----------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--.0%

FWT, Cl. A                                                                                      229,600  (g)               2,296

Kaiser Group Holdings (rights)                                                                  108,168  (g,k,l)               0

                                                                                                                           2,296

METALS AND MINING--.0%

Imperial Credit Industry (warrants)                                                             118,282  (g)               1,182

TELECOMMUNICATION--.0%

Loral Space & Communications (warrants)                                                           6,980  (g)               8,725

TOTAL COMMON STOCKS

   (cost $49,410)                                                                                                         12,203

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--.1%                                                                    Amount(a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES;

  1.7%, 4/1/2002

   (cost $470,000)                                                                              470,000                  470,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $601,458,246)                                                            145.0%              482,331,103

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (45.0%)             (149,849,078)

NET ASSETS                                                                                       100.0%              332,482,025

(A)  PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED. EUR--EUROS

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2002, THESE SECURITIES AMOUNTED TO $66,890,978 OR 20.1% OF NET ASSETS.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  SECURITY LINKED TO A PORTFOLIO OF HIGH YIELD DEBT SECURITIES.

(G)  NON-INCOME PRODUCING.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  THE STATED  INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(J)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(K)  THE RIGHTS  ALLOW THE  HOLDER TO PUT  PREFERRED  STOCK BACK TO THE  COMPANY
     UNDER CERTAIN CONDITIONS.

(L)  THE VALUE OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.


                                                     Acquisition        Purchase
                                                        Date           Price ($)((+))          Net Assets    Valuation ($)
------------------------------------------------------------------------------------------------------------------------

Aetna Industries, Sr. Notes,
    11.875%, 10/1/2006                      4/29/1998--11/6/1998          109.73                    .66              15.50

Kaiser Group Holdings (rights)                        6/26/2001              .00                    .00               0.00

((+))  AVERAGE COST.

(M)  PAYMENT-IN-KIND SECURITY.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           601,458,246   482,331,103

Cash                                                                    778,995

Receivable for investment securities sold                            20,377,069

Interest receivable                                                  16,033,386

Dividends receivable                                                    217,181

Paydown receivables                                                       1,259

Prepaid expenses                                                         64,956

                                                                    519,803,949
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 3                   355,948

Due to Shareholder Servicing Agent                                       29,373

Loan payable--Note 2                                                165,000,000

Payable for investment securities purchased                          16,317,443

Dividends payable                                                     5,067,257

Interest payable--Note 2                                                305,528

Accrued expenses                                                        246,375

                                                                    187,321,924
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      332,482,025
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     970,644,563

Accumulated distributions in excess of investment income--net         (921,621)

Accumulated net realized gain (loss) on investments
  and financial futures                                           (518,113,066)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                (119,127,851)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      332,482,025
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                   67,383,736

NET ASSET VALUE, per share ($)                                             4.93

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             66,826,531

Dividends                                                             2,863,085

TOTAL INCOME                                                         69,689,616

EXPENSES:

Management fee--Note 3(a)                                             4,793,742

Interest expense--Note 2                                             10,673,563

Shareholder servicing costs--Note 3(a,b)                                557,987

Professional fees                                                       324,682

Trustees' fees and expenses--Note 3(c)                                  215,189

Registration fees                                                        94,697

Shareholders' reports                                                    71,528

Custodian fees--Note 3(a)                                                55,731

Loan commitment fees--Note 2                                             27,138

Miscellaneous                                                            17,740

TOTAL EXPENSES                                                       16,831,997

Less--reduction in management and shareholder servicing fees
  due to undertakings--Note 3(a,b)                                    (685,800)

NET EXPENSES                                                         16,146,197

INVESTMENT INCOME--NET                                               53,543,419
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments, options
   and foreign currency transactions                              (212,603,520)

Net realized gain (loss) on forward currency exchange contracts           2,202

Net realized gain (loss) on financial futures                           281,325

NET REALIZED GAIN (LOSS)                                          (212,319,993)

Net unrealized appreciation (depreciation) on investments
  and interest rate swaps [including ($186,750) net unrealized
  depreciation on financial futures]                                124,523,400

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (87,796,593)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (34,253,174)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CASH FLOWS

Year Ended March 31, 2002

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Interest received                                     51,396,093

Dividends received                                       476,198

Interest and loan commitment fees paid              (14,210,674)

Operating expenses paid                              (1,489,688)

Paid to The Dreyfus Corporation                      (4,265,201)     31,906,728
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                (1,263,641,155)

Net purchases of short--term portfolio securities     16,708,527

Proceeds from sales of portfolio securities        1,296,261,636

Swap Transactions                                      1,418,647

Variation Margin                                       1,679,219     52,426,874
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Dividends paid                                      (43,794,754)

Loan payments                                       (40,000,000)   (83,794,754)

Increase in cash                                                        538,848

Cash at beginning of period                                             240,147
--------------------------------------------------------------------------------

CASH AT END OF PERIOD                                                   778,995
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM

  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES ($):

Net Decrease in Net Assets Resulting From Operations               (34,253,174)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING

  FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

Increase in interest receivable                                       3,692,815

Decrease in interest and loan commitment fees                       (3,509,973)

Decrease in accrued operating expenses                                 (87,178)

Increase in prepaid expenses                                             16,238

Decrease in due to The Dreyfus Corporation                            (157,259)

Net interest sold on investments                                    (5,946,917)

Net realized gain on investments                                    212,319,993

Net unrealized depreciation on investments                        (124,523,400)

Noncash dividends                                                   (2,386,887)

Net amortization of discount and premium on investments            (13,257,530)
--------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                            31,906,728
--------------------------------------------------------------------------------

SUPPLEMENTARY DISCLOSURE NONCASH FINANCING ACTIVITIES ($):

Reinvestment of dividends which increases paid-in capital           11,025,306

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended March 31,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         53,543,419           73,568,897

Net realized gain (loss) on investments      (212,319,993)        (187,462,103)

Net unrealized appreciation (depreciation)
   on investments                             124,523,400          (43,861,484)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (34,253,174)         (157,754,690)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (59,887,317)         (82,470,862)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)               11,025,306            9,146,460

TOTAL INCREASE (DECREASE) IN NET ASSETS      (83,115,185)        (231,079,092)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           415,597,210          646,676,302

END OF PERIOD                                 332,482,025          415,597,210

Undistributed (distributions in excess) of
   investment income--net                       (921,621)            1,647,896
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED          1,967,569            1,157,493

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                                                 Year Ended March 31,
                                                                      --------------------------------------------------------------
                                                                      2002(a)            2001              2000           1999(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  6.35               10.06            11.83            15.00

Investment Operations:

Investment income--net                                                 .81(c)             1.14             1.46             1.38

Net realized and unrealized
   gain (loss) on investments                                        (1.33)              (3.57)           (1.75)           (3.35)

Total from Investment Operations                                      (.52)              (2.43)            (.29)           (1.97)

Distributions:

Dividends from investment income--net                                 (.90)              (1.28)           (1.48)           (1.20)

Net asset value, end of period                                        4.93                6.35            10.06            11.83

Market value, end of period                                           5.41                6.47             8-7/8            11-7/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                  (1.84)             (14.09)          (14.35)         (14.12)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                              1.52                1.61             1.50            1.46(e)

Ratio of interest expense
   to average net assets                                              2.99                3.13             2.21            2.17(e)

Ratio of net investment income
   to average net assets                                             14.95               14.35            13.20           11.64(e)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation
   and UBS Warburg LLC                                                 .19(g)              --                --             --

Portfolio Turnover Rate                                             239.11               42.61            28.37           59.40(f)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              332,482             415,597          646,676          742,833

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  MARCH 31,  2002 WAS TO  DECREASE  NET
     INVESTMENT  INCOME PER SHARE BY $.05,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.05 AND DECREASE THE RATIO OF NET
     INVESTMENT  INCOME TO AVERAGE NET ASSETS  FROM 15.96% TO 14.95%.  PER SHARE
     DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  ANNUALIZED.

(F)  NOT ANNUALIZED.

(G)  REPRESENTS WAIVER OF .10 OF 1% OF MANAGED ASSETS BY THE DREYFUS CORPORATION
     AND .03 OF 1% OF MANAGED ASSETS BY UBS WARBURG LLC.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified closed-end management investment company. The fund' s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Interest rate swap transactions are valued based on the net present value of all future cash settlement amounts based on implied forward interest rates.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount or premium on investments is recognized on a scientific basis. Under the terms of the custody agreement, the fund received net earnings credits of $30,543 during the period ended March 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 26, 2002, the Board of Trustees declared a cash dividend of $.062 per share from investment income-net, payable on April 24, 2002 to shareholders of record as of the close of business on April 10, 2002.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

At March 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,145,636, accumulated capital losses $484,818,765 and unrealized depreciation $123,378,450. In addition, the fund had $32,541,323 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $32,078,398 of the carryover expires in fiscal 2007, $32,334,001 expires in fiscal 2008, $136,674,723 expires in fiscal 2009 and $283,731,643 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2002 and March 31, 2001, respectively, were as follows: ordinary income $59,887,317 and $82,470,862.

During the period ended March 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $7,533,277, decreased accumulated net realized gain (loss) on investments by $3,900,661 and decreased paid-in capital by $3,632,616. Net assets were not affected by this reclassification.

NOTE 2--Borrowings:

The fund may borrow money from banks or enter into reverse repurchase agreements for leveraging purposes.

Through June 15, 2001, the fund has entered into a $325,000,000 line of credit facility (the "Facility"). Under the terms of the Facility the fund could borrow under either a Eurodollar Loan, a Federal Funds Rate Loan or a combination of the two. Interest was charged to the fund at rates in effect at time of borrowing for the loan type chosen by the fund. In addition, the fund pays a commitment fee of .10 of 1% on the unused portion of the Facility.

Effective June 15, 2001, the fund entered into a $300,000,000 Revolving Credit and Security Agreement ("Revolving Credit Agreement") which expires on June 15, 2006. Under the terms of the Revolving Credit Agreement, the fund may borrow Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. The fund pays certain other fees associated with the "Revolving Credit Agreement". During the period ended March 31, 2002, $722,894 applicable to those fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended March 31, 2002, under both agreements, prior to consideration of the interest rate swaps, was approximately $174,415,000, with a related weighted average annualized interest rate of 3.35%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

For the period from April 4, 2001 through April 4, 2002, the Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the Managed Assets. The reduction in management fee, pursuant to the undertaking, amounted to $527,539 during the period from April 4, 2001 through March 31, 2002.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon Investor Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $11,500 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $55,731 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended March 31, 2002, the fund was charged $532,638 pursuant to the Shareholder Servicing Agreement.

For the period from April 4, 2001 through April 4, 2003, UBS Warburg LLC has agreed to waive receipt of a portion of the fund's shareholder services fee in the amount of .03 of 1% of the Managed Assets. The reduction in shareholder servicing fee, pursuant to the undertaking, amounted to $158,261 during the period from April 4, 2001 through March 31, 2002.

(c) Each Trustee who is not an "interested person" of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus /Laurel funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the " Dreyfus/Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2002, amounted to $1,246,350,575 and $1,280,280,659, respectively.

The fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. The fund's net settlement of interest during the period ended March 31, 2002, amounted to $4,101,424 was included in interest expense in the statement of operations. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is the risk that the positions may correlate imperfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist. At March 31, 2002, there were no open interest rate swap agreements.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 2002, there were no financial futures contracts outstanding.

At March 31, 2002, accumulated net unrealized depreciation on investments was $119,127,143, consisting of $13,437,358 gross unrealized appreciation and $132,564,501 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to April 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,758,896 reduction in accumulated undistributed investment income-net and a corresponding $3,758,896 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on March 31, 2001.

The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $3,643,140, decrease net unrealized appreciation
(depreciation) by $260,560 and increase net realized gains (losses) by $3,903,700. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, of Dreyfus High Yield Strategies Fund (the "Fund"), including the statement of investments, as of March 31, 2002, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. As to securities purchased and sold but not yet received or delivered and we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2002, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the years or periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5 to the financial statements, effective April 1, 2001, the Fund began amortizing discount or premium on fixed income securities on a scientific basis as required by the AICPA Audit and Accounting Guide for Investment Companies.


New York, New York
May 7, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates 3.96% of the ordinary dividends paid during the fiscal year ended March 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the "Plan") of the Dreyfus High Yield Strategies Fund (the "fund" ), fund shares must be registered in either your name, or, if your fund shares are held in nominee or "street" name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the "Participants") in the Plan will be bound by the following provisions:

Mellon Investor Services, L.L.C (the "Agent" ) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each
Participant   that   does  not  opt  for  cash  distributions  shall  take  such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant's account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant' s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund's shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall
                                                                        The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant's shares (less their pro rata share of brokerage commissions incurred with respect to the Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant's account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund's shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund's shares on a particular date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date and (b) the net asset value per share of the fund's shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.


Open-market purchases provided for above may be made on any securities exchange where the fund' s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant's uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund' s shares acquired for each Participant' s account. For the purpose of cash investments, the Agent may commingle each Participant's fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant' s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent's name or that of the Agent's nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the agent votes proxies returned by the participants to the fund. Upon a Participant's written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have
                                                                        The Fund

DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund's shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant my terminate their account under the Plan by notifying the Agent in writing. Such termination will be effectively immediately if the Participant's notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.


These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant' s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees.

These  terms  and  conditions  shall be governed by the laws of the State of New
York.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

JAMES M. FITZGIBBONS (67)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Barrett Resources, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

J. TOMLINSON FORT (73)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith, LLP, a law firm

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

KENNETH A. HIMMEL (55)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company

* President and CEO, Himmel & Company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* CEO, American Food Management

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


STEPHEN J. LOCKWOOD (54)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company, LLC

* Chairman of the Board and CEO, LDG Reinsurance Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, Chairman of the Board

* HCCH Insurance Holdings, Vice Chairman

* Affilated Managers Group, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ROSLYN M. WATSON (52)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., Director

* Hydro One Network Services, Inc., Director

* The Hyams Foundation, Inc.

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

BENAREE PRATT WILEY (55)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* WGBH Educational Foundation, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., Direcror

* The Boston Company, Director (April 1995--March 1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 82 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 11 investment companies (comprised of 63 portfolios) managed by the Manager. He is 36 years old, and has been an employee of the Manager since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 74 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

OFFICERS AND DIRECTORS

Dreyfus High Yield Strategies Fund
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S DiMartino, Chairman

James M. Fitzgibbons

J. Tomlinson Fort

Kenneth A. Himmel

Stephen J. Lockwood

Roslyn M. Watson

Benaree Pratt Wiley

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Secretary

      Steven F Newman

Assistant Secretary

      Jeffrey Prusnofsky

Assistant Secretary

      Michael A. Rosenberg

Treasurer

      James Windels

Assistant Treasurers

      William McDowell

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Martin F. Fetherston

Louis Geser

Michael Hoeh

William Howarth

Greg Jordan

Kenneth D. Smalley

Gerald E. Thunelius

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Kirkpatrick & Lockhart LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Mellon Investor Services LLC

STOCK EXCHANGE LISTING

NYSE Symbol: DHF

INITIAL SEC EFFECTIVE DATE

4/23/98

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                   For More Information

                        Dreyfus
                        High Yield Strategies Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Mellon Investor Services LLC
                        Overpeck Centre
                        85 Challenger Road
                        Ridgefield Park, NJ 07660


(c) 2002 Dreyfus Service Corporation                                  430AR0302